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                                                                    EXHIBIT 23.4

                       [Gilbert Laustsen Jung Letterhead]






                               LETTER OF CONSENT



We hereby consent to the incorporation by reference on Form 10-K of Calpine Corporation (the "Company") and to the said references to this firm for the Company's estimated Canadian proved reserves contained on form 10-K dated December 31, 2004.

                                                Yours truly,

                                                GILBERT LAUSTSEN JUNG
                                                ASSOCIATES LTD.

                                                ORIGINALLY SIGNED BY

                                                Myron J. Hladyshevsky, P. Eng.
                                                Vice-President


Calgary, Alberta
March 31, 2005